United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 26, 2023

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 26, 2023, EdisonFuture, Inc., a Delaware corporation (“EdisonFuture”) and wholly-owned subsidiary of SPI Energy Co., Ltd., a Cayman Islands exempted company (the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Palo Alto Clean Tech Holding Limited, a British Virgin Islands exempted company which is owned and controlled by Xiaofeng Peng, the Chairman and Chief Executive Officer of the Company (the “Purchaser”). Pursuant to the terms of the Purchase Agreement, EdisonFuture agreed to sell to the Purchaser an aggregate of 12,000,000 shares of common stock, $0.004 par value (the “Shares”), of Phoenix Motor Inc., a Delaware corporation (“Phoenix”), at a per share price of $1.02, representing an aggregate purchase price of $12,240,000 (the “Purchase Price”). Phoenix is a subsidiary of the Company and Xiaofeng Peng also serves as its Chairman and Chief Executive Officer.

The Purchaser agreed to pay the Purchase Price to EdisonFuture by delivering to EdisonFuture on the date of closing (the “Closing”):

(a) a cash payment of $40,000 in immediately available funds by wire transfer to EdisonFuture, and

(b) a secured promissory note dated September 26, 2023 in the aggregate principal amount of $12,200,000 (the “Secured Promissory Note”), secured by a lien and pledge of all of the Purchaser’s interest in the Shares to EdisonFuture pursuant to a stock pledge agreement dated September 26, 2023 (the “Stock Pledge Agreement”).

The Secured Promissory Note bears interest at 3% per annum, payable annually in arrears, with the full principal balance of $12,200,000 due on the maturity date, which is three years from the Closing, or September 30, 2026.

The Stock Purchase Agreement, the Secured Promissory Note and the Stock Pledge Agreement are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the Stock Purchase Agreement, the Secured Promissory Note and the Stock Pledge Agreement are subject to, and qualified in their entirety by, reference to such documents.

On September 28, 2023, the Company issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release issued on September 28, 2023 announcing the consummation of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Stock Purchase Agreement dated September 26, 2023 between EdisonFuture, Inc., as seller, and Palo Alto Clean Tech Holding Limited, as purchaser.
10.2	Secured Promissory Note dated September 26, 2023 made by Palo Alto Clean Tech Holding Limited to Edison Future, Inc.
10.3	Stock Pledge Agreement dated September 26, 2023 between Palo Alto Clean Tech Holding Limited, as debtor, and Edison Future, Inc., as secured party.
99.1	Press Release dated September 28, 2023.
104	Cover page interactive data file (embedded within the iXBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

September 29, 2023	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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